UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 4, 2006
Date of Report (Date of earliest event reported)
THE SPECTRANETICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-19711 (Commission File Number)	84-0997049 (IRS Employer Identification Number)
96 Talamine Court
Colorado Springs, CO 80907-5186
(Address of principal executive offices) (Zip Code)
(719) 633-8333
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 4, 2006, The Spectranetics Corporation (the “Company”) announced the pricing of an underwritten public offering of 3,600,000 shares of the Company’s common stock, par value $0.001 per share, pursuant to its registration statement on Form S-3 (Registration No. 333-06971) and its registration statement on Form S-3 (Registration No. 333-133784) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The sale is being underwritten pursuant to an underwriting agreement dated May 4, 2006, which is attached as Exhibit 1.1 and incorporated herein by reference.
Item 9.01 Exhibits.

1.1	Underwriting Agreement, dated May 4, 2006, between The Spectranetics Corporation and Jefferies & Company, Inc., as representative of the several Underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2006

THE SPECTRANETICS CORPORATION
By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
	Title:	Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 4, 2006, between The Spectranetics Corporation and Jefferies & Company, Inc., as representative of the several Underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.